Exhibit 99.2

Peaks Curative, LLC.

Financial Statements for the Period from

October 1, 2021 to September 30, 2022

Peaks Curative, LLC.

FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Managing Members of Peaks Curative, LLC.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Peaks Curative, LLC, (the Company) as of September 30, 2022, and the related statements of income, changes in members’ equity, and cash flows for the period from inception (October 1, 2021) to September 30, 2022, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of September 30, 2022, and the results of its operations and its cash flows for the period from inception (October 1, 2021) to September 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

The Company’s Ability to Continue as a Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note x to the consolidated financial statements, the Company has incurred recurring operating losses, has negative cash flows from operating activities, and has stated that substantial doubt exists about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note x. The consolidated financial statements do not include any adjustments result from the outcome of this uncertainty. Our opinion has not changed as a result of this matter.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Bolko & Company

We have served as the Company’s auditor since 2022.

Boca Raton, Florida

[date]

F-1

Peaks Curative, LLC.

Balance Sheet

September 30, 2022

ASSETS
Current assets
Cash and cash equivalents	$545

Total current assets	$545

Intangible asset
Telemedicine Platform	$17,806

TOTAL ASSETS	$18,351

LIABILITIES
Current liabilities	$-

TOTAL LIABILITIES	$-

MEMBERS’ EQUITY
Common units	$30,217
Retained deficit	$(11,866)

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$18,351

See accompanying notes to these financial statements.

F-2

Peaks Curative, LLC.

Statement of Operations

For the Period from October 1, 2021 to September 30, 2022

Revenues	$1,134

Cost of goods	$398

Gross profit	$736

Operating expenses
Amortization	8,902
Professional fees	360
General and Administration	2,796
Marketing	544

Total operating expenses	$12,602

Net income (loss)	$(11,866)

See accompanying notes to these financial statements.

F-3

Peaks Curative, LLC.

Statement of Changes in Members’ Equity

For the Period from October 1, 2021 to September 30, 2022

	Common Units		Retained Surplus
	Number	Value	(Deficit)	Total
Balance September 1, 2021		$-		$-

Capital contributions	1,000	30,217		$ 30,217

Net loss			(11,866)	$(11,866)

Balance September 30, 2022	1,000	$30,217	(11,866)	$18,351

See accompanying notes to these financial statements

F-4

Peaks Curative, LLC.

Statement of Cash Flow

For the Period from October 1, 2021 to September 30, 2022

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(11,866)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	8,902
Changes in operating assets and liabilities:	-

NET CASH USED BY OPERATING ACTIVITIES	$(2,964)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase) of intangible assets	(26,708)

NET CASH USED BY INVESTING ACTIVITIES	(26,708)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from contributed capital	$30,217

NET CASH PROVIDED BY FINANCING ACTIVITIES	$30,217

NET INCREASE IN CASH	$545

Cash, beginning of period	-0-

Cash, end of period	$545

See accompanying notes to these financial statements.

F-5

Peaks Curative, LLC.

Notes to Financial Statements

NOTE 1. NATURE AND BACKGROUND OF BUSINESS

Peaks Curative, LLC. (the “Company”), was originally incorporated on October 4, 2022 as a Florida limited liability company (“LLC”), formed with the implementation of its telemedicine referral website facilitating asynchronous consultations for branded compound medications prepared by its commonly owned sister company, RxCompoundStore, LLC. (“RxCompound”).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that effect the amounts reported in the financial statements and the footnotes thereto. Actual results could differ from those estimates. It is reasonably possible that changes in estimates will occur in the near term.

Fiscal Year

The Company operates on a 52- or 53-week fiscal year ending on September 30. The period presented in these financial statements is the fiscal year for the period October 1, 2021 and ended September 30, 2022 (fiscal 2022).

Cash and Cash Equivalents

The Company considers short-term, highly liquid investment with original maturities of three months or less at the time of purchase to be cash equivalents. Cash consists of funds held in the Company’s checking account. As of September 30, 2022, the Company had cash on hand totaling $545.

Receivables and Credit Policy

Trade receivables from customers are uncollateralized customer obligations due under normal trade terms, primarily requiring payment before services are rendered. Trade receivables are stated at the amount billed to the customer. Payments of trade receivables are allocated to the specific invoices identified on the customer’s remittance advice or, if unspecified, are applied to the earliest unpaid invoice. The Company, by policy, routinely assesses the financial strength of its customer. As a result, the Company believes that its accounts receivable credit risk exposure is limited and it has not experienced significant write-downs in its accounts receivable balances.

Intangible Asset

Intangible asset reflects the value of proprietary telemedicine website and portal recorded at cost. The Company determines the appropriate useful life of intangible and is being amortized on a straight-line basis over a three-year life.

F-6

Peaks Curative, LLC.

Notes to Financial Statements

Fair Value Measurements

The Company has determined the fair value of certain assets and liabilities in accordance with United States generally accepted accounting principles (“GAAP”), which provides a framework for measuring fair value.

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques should maximize the use of observable inputs and minimize the use of unobservable inputs.

A fair value hierarchy has been established, which prioritizes the valuation inputs into three broad levels. Level 1 inputs consist of quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the related asset or liability. Level 3 inputs are unobservable inputs related to the asset or liability.

Income Taxes

The Company is treated as a partnership for income tax purposes; accordingly, income taxes have not been provided for in the accompanying financial statements. All of the Company’s income or losses are passed through to its members.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the fee for the arrangement is fixed or determinable and collectability is reasonably assured.

Advertising Expenses

The Company expenses advertising costs as they are incurred.

Recent Accounting Pronouncements

The Company has considered all other recently issued accounting pronouncements during 2022 and do not believe the adoption of such pronouncements will have a material impact on its financial statements.

Note 3 — Intangible Asset, Net

Intangible asset, net consist of the following:

September 30,
2020
Telemedicine Website and Portal	$26,708
Less accumulated amortization	(8,902)
$17,806

Amortization expense for the year ended September 30, 2022 was $8,902.

F-7

Peaks Curative, LLC.

Notes to Financial Statements

Note 4 — Liquidity and Going Concern

The accompanying condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern. On September 30, 2022, the Company had negative working capital, a retained deficit of $11,866. These factors raise substantial doubt about the Company’s ability to continue as a going concern. During 2022 the Company plans to raise additional capital and/or seek additional financing for its operations.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully raise additional capital and achieve profitable operations. However, management cannot provide any assurances that the Company will be successful in completing this financing or capital raise and accomplishing any of its plans. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Note 5-Subsequent Events

The Company only has one managing member, Mario G. Tabraue, who created the LLC and established the company’s brand and website, who as appointed to Earth Science Tech, Inc. (“ETST”) an OTC-Pink Sheet listed company, as its President and a board of directors’ member on November 3, 2021, as part of a definitive agreement to be acquired by ETST (the “Agreement”). Pursuant to the Agreement the Company set terms for the transaction that was subsequently settled on November 8, 2022, for 53,700,000 of ETST’s restricted common stock along with the Company’s sister company, RxCompound. The shares issued consummated a merger, presently having the Company owned 100% by ETST.

F-8